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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A


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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 3, 2009


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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


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         Kansas                       1-04721                   48-0457967
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)



  6200 Sprint Parkway, Overland Park, Kansas                      66251
   (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Short-Term Incentive Compensation Plan

This current report on Form 8-K/A updates information provided on a Form 8-K, dated January 26, 2009, in which Sprint Nextel Corporation (the "Company") reported that the Compensation Committee of the Board of Directors of the Company established the performance objectives and other terms of the Company's 2009 Short-Term Incentive Plan for officers and other eligible employees of the Company (the "2009 STI Plan").

On August 3, 2009, the Compensation Committee changed the following specified performance metrics of the 2009 STI Plan for the second half of the year: adjusted OIBDA (operating income before depreciation and amortization) is now weighted at 30%; and post-paid net additions is now weighted at 40%. The weightings of post-paid wireless churn and calls from subscribers to customer care representatives remain at 20% and 10%, respectively.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPRINT NEXTEL CORPORATION



Date: August 5, 2009                       /s/ Timothy O'Grady
                                               By:   Timothy O'Grady
                                                     Assistant Secretary